UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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                      AMERICAN WATER WORKS COMPANY, INC.
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                (Name of Registrant as Specified In Its Charter)



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

[Logo]                     RWE Acquisition Update #4



October 19, 2001

This is an update on the RWE/Thames acquisition for Associates of American Water. Frequent updates will be distributed in the coming weeks via email. They will then be archived, along with other materials, in the "RWE Acquisition Update" database on Lotus Notes.


         Frequently over the past few weeks, we've been asked about the culture of Thames Water - how they go about doing their jobs and what's really important to them. Time and again, members of the American Water team have remarked that the Thames people as "water people, just like us." The most vivid examples of our similarity can be found in the operating principles Thames has in place to guide them. See for yourself in these values and attributes from Thames Water.


Thames Water Beliefs

o Thames Water is more than just a water company. What we do makes a different to the quality of people's lives around the world.
o Working in partnership with RWE gives us the opportunity to achieve our vision quicker
o We need to think, feel and act like global leaders while providing locally tailored solutions
o    The way we do things is as important as what we do
o    We will be the water partner to the world


Thames Water Goals

o We will be the number one or number two water services provider in every country in which we operate
o    We will increase the added-value per customer wherever we operate
o    We will set the standards against which others are measured
o    We will be the fastest growing division of RWE


         Continued . . . .

Thames Water Strategic Priorities

o    Accelerating growth
o    Consistently outperforming expectations
o    Getting more from our assets and capabilities
o    Contributing to our communities
o    Growing our people


Thames Values

o    Success
     o    We exceed expectations
     o    We enjoy what we do
     o    We celebrate achievement
     o    We learn from our mistakes
     o    We believe in commercial success

o    Responsiveness
     o    We satisfy our customers
     o    We encourage flexibility
     o    We listen, think and act

o    Professionalism
     o    We are trustworthy and reliable
     o    We deliver to high standards
     o    We take responsibility

o    Honesty and integrity
     o    We encourage frankness
     o    We build trust in each other
     o    We welcome views and respond openly
     o    We are visible and approachable

o    Respect for others
     o    We value the abilities and opinions of others
     o    We work constructively with all of our partners
     o    We are committed to working as a team

o    Challenge and innovation
     o    We aim to set the pace
     o    We challenge the status quo
     o    We think ahead, anticipate needs and find solutions

                           *      *      *

         American Water Works Company, Inc. (the "Company"), RWE Aktiengesellschaft, a company organized under the laws of the Federal Republic of Germany ("Guarantor"), Thames Water Aqua Holdings GmbH, a company organized under the laws of the Federal Republic of Germany and a wholly owned subsidiary of Guarantor ("Parent"), and Apollo Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub") have entered into an Agreement and Plan of Merger, dated as of September 16, 2001, pursuant to which Sub will be merged with and into the Company with the Company surviving the merger (the "Merger"). In connection with the Merger, the Company will be filing a proxy statement with the Securities and Exchange Commission (the "SEC"). SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE MERGER. Investors and security holders may obtain a free copy of the proxy statement when it becomes available and other documents filed by the Company with the SEC in connection with the Merger at the SEC's web site at www.sec.gov. Security holders of the Company may also obtain for free a copy of the proxy statement and other documents filed with the SEC by the Company in connection with the Merger by contacting Nancy A. Macenko, Vice President External Affairs, at (856) 566-4026.

         The Company and its subsidiaries and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in favor of the Merger. These directors include the following: Marilyn Ware, Gerald C. Smith, J. James Barr, Henry G. Hager, Ross A. Webber, Frederick S. Kirkpatrick, Paul W. Ware, Nancy Ware Wainwright, Ray J. Groves, Elizabeth H. Gemmill, William S. White, Anthony P. Terracciano, William O. Albertini, Rhoda W. Cobb and Horace Wilkins, Jr. and these officers include Joseph F. Hartnett, Jr., Daniel L. Kelleher, W. Timothy Pohl, Robert D. Sievers, Ellen C. Wolf, Nancy A. Macenko and James E. Harrison. Collectively, as of March 5, 2001, the directors and executive officers of the Company may be deemed to beneficially own approximately 21.9% of the outstanding shares of the Company's common stock and under 5% of the outstanding shares of the Company's Cumulative Preferred Stock, 5% Series. Stockholders of the Company may obtain additional information regarding the interests of the participants by reading the proxy statement when it becomes available.

         Forward looking statements in this report, including, without limitation, statements relating to the Company's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. These factors include, among others, the following: the success of pending applications for rate increases, inability to obtain, or to meet conditions imposed for, regulatory approval of pending acquisitions, weather conditions that tend to extremes of temperature or duration; availability, terms and development of capital; business abilities and judgment of personnel; changes in, or the failure to comply with governmental regulations, particularly those affecting the environment and water quality; competition; success of operating initiatives, advertising and promotional efforts; existence of adverse publicity or litigation; changes in business strategy or plans; quality of management; general economic and business conditions; the ability to satisfy the conditions to closing set forth in the definitive agreement; and other factors described in filings of the Company with the SEC. The Company undertakes no obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.